Exhibit 99.1

As of March 31, 2005

Who We Are

Multi-bank holding company with significant operating autonomy at the individual banks Banking assets of $6.1 billion at March 31, 2005 Listed on the NYSE (CHZ), current market capitalization of $1.2 billion 120 full service banking offices and 152 ATM locations throughout VT, NH, MA, ME

Commercial loans make up 70% of the total loan portfolio and core funding comprises 94% of total funding Strong wealth management operation with assets under administration of $8.3 billion and assets under management of $1.9 billion Excellent credit quality with net charge-offs at .04% (annualized) and an allowance for loan losses to loans of 1.45%

A Tradition of Success

Recognized competency in an attractive business mix Deep relationships with worthwhile customers Conservative underwriting standards and disciplined lending Efficient generator of low cost stable deposits Proven leadership focus to achieve superior financial results Well established and tangible shareholder orientation

Our Target Markets

12/31/93 3/31/05%

Assets (in millions)

Chittenden Bank $1,231 $3,008 50%

Ocean National Bank $1,614 27%

Bank of Western Mass $625 10%

Flagship Bank $511 8%

Maine Bank & Trust $323 5%

Total $1,231 $6,081 100%

Loans by State

12/31/93 3/31/05

VT 100% 41%

NH 22%

MA 27%

ME 10%

Deposits by State

12/31/93 3/31/05

VT 100% 52%

NH 20%

MA 19%

ME 9%

Corporate Structure

CUSTOMERS

Chittenden Bank

Ocean National Bank

Flagship Bank & Trust

Bank of Western Massachusetts

Maine Bank & Trust

CHZ SERVICES GROUP

CORPORATE

Our Target Markets

Vermont Market

State population of nearly 620,000

Greater Burlington population over 150,000

13% population growth in Chittenden County since 1990 Greater Burlington median household income of $48,000 Greater Burlington median age = 34 Nearly 9,000 new business startups in 2004 23% new job growth 1990-2000 (Greater Burlington area) 30,000 businesses and 70,000 households Small Business Culture - 50% of jobs are from companies with less than 100 employees

Our Target Markets

Greater Springfield Market

Population nearly 700,000 in Pioneer Valley (Hampden, Hampshire and Franklin Counties) Median household income of $40,000 Median age = 36 Above national/regional employment averages in education, insurance, health services, manufacturing Over 20 colleges located in Pioneer Valley 1993 - 2000 Pioneer Valley job growth over 15% 23,000 businesses and 90,000 households Telecommunications crossroads for New England

Greater Worcester Market

3rd largest city in New England Population of 775,000 in Worcester Co. 6 million people within a 50 mile radius Median household income of $48,000 Median age = 36 32,000 new jobs created in Worcester area between 1991 - 2003 Over 18% job growth in region (1993 - 2000)

Value of Worcester’s total assessed property value up nearly 15% in FY2003 Over 25,000 businesses and 110,000 households 16 colleges in Worcester Co.

Known as “The Center of Excellence in Biotechnology”

Our Target Markets

Southern NH/Seacoast Market

Total regional population just over 1 million 17% population growth 1990 - 2003 Median household income of $50,000 Median age = 37

Large pool of professionals, 42% of Portsmouth residents hold a bachelor’s degree or > 75% of NH businesses employ <10 people Over 50% of all employees are with firms <250 people Over 5,000 new business startups in NH annually (1998-2002) New Hampshire gross domestic product up 5.6% in 2003, 16th fastest growth in the United States Over 40,000 businesses and 150,000 households

Greater Portland Market

Combined population of Cumberland and York Co. nearly 470,000 15% population growth 1990 - 2003 Median household income of $44,000 Median age = 35 25% increase in residential building permits from 2000-2003 in the state 20% of Maine workforce in businesses with 4 or < employees Over 20,000 businesses and nearly 60,000 households 36 million tourist visits annually to Portland area

Our Target Customers

Commercial Banking Businesses with Revenues of $1 to $100 Million; Loan Needs up to $20 Million and Multiple Product and Service Needs

Community Banking Individuals and Families, Age 30+ who are Financially Sophisticated with Multiple Product and Service Needs and with Household Incomes > $50,000

Wealth Management Businesses and Individuals with Investment Management, Brokerage, Trust and/or Private and Professional Banking Needs

Commercial & Community Banking

A Diversified Loan Portfolio

12/31/01

Municipal 3%

C&I 20%

Construction 3%

Multi Family 2%

Commercial RE

32%

Home Equity 6%

Residential 1-4 22%

Consumer 12%

3/31/05

Municipal 3%

C&I 20%

Construction 3%

Multi Family 4%

Commercial RE

40%

Home Equity 7%

Residential 1-4 17%

Consumer 6%

Growth in C&I and CRE

40% 30% 20% 10% 0%

2001 2002 2003 2004 3/05

9% 25% 2% 22% 16% 30% 22% 11% 18% 11%

C&I CRE

80% 60% 40% 20% 0%

2001 2002 2003 2004 3/05

60% 40% 65% 35% 67% 33% 70% 30% 70% 30%

Commercial Consumer

Total loans as of December 31, 2001 and March 31, 2005 were $2.8 billion and $4.1 billion respectively

Commercial Loan Diversification by Industry

Wholesale Trade 5.57%

Agriculture, Forestry, Fishing & Hunting 1.28%

Construction 5.83%

Real Estate, Rental & Leasing 31.23%

Finance & Insurance 2.19%

Manufacturing 9.87%

Mining 0.59%

Public Admin 1.80%

Educational Srvc 2.12%

Retail Trade 9.01%

Information 1.57%

Professional, Scientific, & Tech Srvc 2.74%

Mgmt of Companies & Enterprises 0.51%

Health Care & Soc Assist 4.92%

Arts, Entertainment & Rec 2.89%

Admin/Support & Waste Mgmt & Remediation Svcs 1.09%

Accomodation & Food Srvc 11.67%

Other Srvc (except Public Admin) 3.14%

Transportation & Warehousing 1.94%

Utilities 0.04%

1. This chart encompasses the total commercial loan portfolio at March 31, 2005, which includes C&I, municipal, commercial RE, construction, and multi family loans.

2. Industry classifications are based on NAICS sector codes

Real Estate, Rental and Leasing

Development 1.08%

Educational 0.16%

Elderly Housing 0.37%

Apartments 22.85%

Auto Sales/Svc Station 1.09%

Hotel/Motel 0.69%

Industrial 9.72%

Land 1.38%

Manufacturing 2.27%

Mercantile 1.42%

Mixed 12.23%

Mobile Home Park 0.90%

Office 23.49%

Other 4.03%

Other Business Assets 2.09%

Recreational 0.40%

Restaurant/Bar 1.21%

Shopping Ctr/Stores 10.15%

Warehouse 3.75%

Cash Secured 0.71%

Industry classifications are based on NAICS sector codes

Continuing Core Deposit Growth

12/31/01

Borrowings 1%

Demand Deposits 17%

NOW 13%

Savings 10%

CMA/MMA

37%

CDs < $100,000 17%

CDs > $100,000 5%

3/31/05

Borrowings 6%

Demand Deposits 16%

NOW 17%

Savings 10%

CMA/MMA

29%

CDs < $100,000 14%

CDs > $100,000 8%

40% 30% 20% 10% 0%

2001 2002 2003 2004 3/05

30% 1% 29% 8% 35% 8% 34% 10% 33% 6%

Transactions Deposits % of Total Funding Non-core funding % of Total Funding

75% 60% 45% 30% 15% 0%

2001 2002 2003 2004 3/05

57% 43% 53% 47% 56% 44% 57% 43% 57% 43%

Consumer Commercial

Total Deposits as of December 31, 2001 and March 31, 2005 were $3.7 billion and $5.1 billion respectively

Business Services

Insurance (13%)

Specializes in commercial property and casualty insurance Continued growth in Massachusetts in 2004 of greater than 10% Expanded into New Hampshire with commercial presence Gross premiums for the three months ending March 31, 2005 were $17 million

Cash Management (6%)

High level of service to business clients Only offered within the franchise Full menu of products

Merchant Services

ACH

Lock box

Sweep accounts

Payroll Services (3%) Over 1,000 customers Full menu of products

Annualized three year growth rate of 32%

Business Credit Cards (1%)

Only available to commercial customers Credit review performed as part of the normal commercial lending process Outstanding loans at 3/31/05 were $14.6 million and generated fee income of $256,000

Retirement Plan Services (1%) Primary focus is on defined benefit and contribution plans Provides custodial/directed trustee services for non-qualified plans Total retirement plan assets of $732 million

* Numbers in ( ) are a percentage of total non interest income

Captive Insurance

The captive insurance market has grown 15% annually over the last 3 years Vermont is the U.S. domicile of choice for captive insurance companies

65% of the active captive insurers bank with Chittenden* Vermont has more captive insurance companies than all other states combined Over $200 million in bank deposits and over $725 million in Institutional Trust Assets under administration Over $75 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank

Captives in Vermont

800 600 400 200 0

2001 2002 2003 2004 3/05

527 597 674 717 726

*Some Chittenden customers have more than one captive

Government Banking

Leader in government banking for Vermont

Expanding our presence within the Massachusetts and New Hampshire franchises Customers use a wide array of transaction, loan and deposit products Over $98 million in loan balances and $441 million in deposits and repos

Loans

MA 17%

NH 5%

VT 78%

Deposits & Repurchase Agreements

NH 17%

MA 18%

VT 65%

Mortgage Banking

Originations for 2004 were $693 million, and $125 million for the first three months of 2005, of which $491 million and $96 million, respectively, were sold in the secondary markets Underlying coupons in the mortgage servicing portfolio continue to decline

2001 2003 2004 3/05

Under 5% 0% 10% 11% 11%

5%<6% 2% 42% 52% 53%

6%<7% 38% 32% 30% 29%

7%<8% 50% 12% 6% 6%

Over 8% 10% 4% 1% 1%

Mortgage servicing portfolio of $2.1 billion at March 31, 2005 with a conservative valuation of $12.1 million or 57 basis points* Continued expansion through our affiliate banks into other states:

Originations by Bank

BWM 11%

Chittenden 61%

FBT 7%

ONB 15%

MBT 6%

*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at March 31, 2005 was $19.7 million, or 96 basis points

Wealth Management

Wealth Management

Assets under administration

Assets under management $1.9 billion

Personal Trust/Custody 2.3 billion

Retail Investments .2 billion

Corporate Trust 2.5 billion

Captive Insurance .7 billion

Retirement Plan Services .7 billion

Total $8.3 billion

Asset Management Services

Services include asset management and personal trust Over $1.9 billion in assets under management Over $3.0 billion in assets under administration Average managed account size of $598,000 Average managed account fee of 75 bps Operating margin of approximately 40%

Assets Under Management

60% 40% 20% 0%

Equity Bonds Cash

58%

34%

8%

As of 3/31/05

Wealth Management

Retail Investments – Broker/Dealer

Over $190 million in assets under administration

2005 Revenue: (as of March 31, 2005)

10% Annuity Sales

70% Brokerage Sales

20% Other

Serving over 7,000 customers in four states

Corporate Trust

Operates throughout New England Over $2.5 billion in assets under administration Total revenue for the three months ended March 31, 2005 was $663,000

Revenue by State

NH/ME

9%

VT 66%

MA 25%

Corporate Trust

ME NH MA VT

2% 5% 41% 52%

0% 20% 40% 60%

Financial Performance

Consistent Superior Financial Performance

Strong net interest margin

Low cost stable sources of funding and excellent liquidity position Strong fee based revenues in targeted businesses Conservative reserves and excellent credit quality Strong capital base

Net Interest Margin

5.00% 4.00% 3.00%

2001 2002 2003 2004 3/05

4.74% 4.53% 4.12% 4.21% 4.30% 4.08% 4.20% 3.82% 3.89% 3.85%

CHZ SNL*

*SNL Securities $5-$10 Billion index

Average Yield on Loans

9.0% 8.0% 7.0% 6.0% 5.0% 4.0%

2001 2002 2003 2004 3/05

8.0% 6.9% 6.0% 5.7% 5.9% 7.7% 6.5% 5.5% 5.4% 5.8%

Average Yield on Securities

9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0%

2001 2002 2003 2004 3/05

6.4% 5.6% 4.4% 4.3% 4.4% 6.0% 5.2% 4.3% 4.1% 4.1%

CHZ SNL*

CHZ SNL*

Cost of Deposits

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

3.2% 2.7% 2.0% 1.5% 1.3% 0.9% 1.1% 0.7% 1.4% 0.9%

2001 2002 2003 2004 3/05

CHZ SNL*

Cost of Funds

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

4.1% 2.8% 2.6% 1.6% 1.9% 1.0% 1.7% 1.0% 2.0% 1.3%

2001 2002 2003 2004 3/05

CHZ SNL*

*SNL Securities $5-$10 Billion index

Noninterest Income

2001

Other 9%

Wealth Management 28%

Business Services 18%

Mortgage Banking 23%

Deposit Services 22%

3/31/05

Other 6%

Wealth Management 28%

Business Services 29%

Mortgage Banking 14%

Deposit Services 23%

Noninterest Income/Operating Revenue

35.00% 25.00% 15.00%

27.20% 26.66% 26.66% 25.25% 31.75% 30.79% 29.98% 24.56% 27.95% 22.94%

2001 2002 2003 2004 3/05

CHZ SNL*

*SNL Securities $5-$10 Billion index

Noninterest Expense

2001

Compensation 45%

Benefits 10%

Occupancy 13%

DP Exp 8%

Other 24%

3/31/05

Compensation 48%

Benefits 14%

Occupancy 14%

DP Exp 2%

Other 22%

Efficiency Ratio

62% 60% 58% 56% 54% 52%

2001 2002 2003 2004 3/05

56.13% 54.59% 58.56% 56.91% 60.48% 58.87% 58.96% 57.38% 58.61% 58.07%

CHZ SNL*

*SNL Securities $5-$10 Billion index

Financial Summary

2001 2002 2003 2004 3/04 3/05

Per Common Share

Earnings Diluted Earnings $1.44 $1.57 $1.66 $1.61 $0.38 $0.41

Cash Earnings* $1.49 $1.58 $1.70 $1.65 $0.39 $0.42

Dividends $0.61 $0.63 $0.64 $0.70 $0.16 $0.18

Book Value $9.25 $10.49 $12.66 $13.38 $13.05 $13.31

Tangible Book Value $8.42 $8.87 $7.44 $8.28 $7.86 $8.23

Ratios Dividend Payout Ratio 42.15% 39.88% 37.84% 42.45% 42.02% 43.76%

Return on Average Equity 16.55% 16.12% 13.90% 12.70% 11.97% 12.46%

Return on Average Tangible Equity* 18.54% 19.27% 22.92% 21.43% 20.38% 20.35%

Return on Average Assets 1.51% 1.40% 1.29% 1.27% 1.21% 1.28%

Return on Average Tangible Assets* 1.57% 1.44% 1.37% 1.36% 1.30% 1.36%

Net Interest Margin 4.74% 4.53% 4.12% 4.21% 4.17% 4.30%

Efficiency Ratio 56.13% 58.56% 60.48% 57.38% 60.34% 58.07%

Credit NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.49% 0.55% 0.50%

Loan Loss Reserve to Loans 1.59% 1.62% 1.54% 1.45% 1.52% 1.45%

Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.07% 0.01% 0.01%

Capital Tangible 8.19% 7.29% 6.02% 6.58% 6.48% 6.53%

Leverage 7.99% 9.28% 7.79% 8.42% 8.28% 8.66%

Tier 1 10.32% 12.25% 10.07% 10.44% 10.36% 10.46%

Risk-Based 11.57% 13.50% 11.32% 11.64% 11.61% 11.65%

* see Appendix

Risk Management

Credit Quality

Net Charge-offs to Average Loans

0.45% 0.30% 0.15% 0.00%

2001 2002 2003 2004 3/05^

0.35% 0.24% 0.33% 0.28% 0.27% 0.16% 0.20% 0.07% 0.19% 0.03%

CHZ SNL*

^Annualized

NPA to Loans & OREO

0.85% 0.75% 0.65% 0.55% 0.45% 0.35%

2001 2002 2003 2004 3/05

0.71% 0.46% 0.75% 0.49% 0.65% 0.39% 0.60% 0.49% 0.64% 0.50%

CHZ SNL*

Reserves/Loans

1.80% 1.60% 1.40% 1.20% 1.00%

2001 2002 2003 2004 3/05

1.59% 1.35% 1.62% 1.41% 1.54% 1.44% 1.45% 1.29% 1.45% 1.24%

CHZ SNL*

*SNL Securities $5-$10 Billion index

Granularity of Non-Accrual Loans

Size of Total Relationship Book Balance % # %

> $1.0 MM $9,636 47% 6 5%

$500 M to $1 MM 3,096 15% 4 3%

$100 M to $500 M 5,395 26% 18 15%

< $100 M 2,548 12% 96 77%

Total $20,675 100% 124 100%

As of 03/31/2005

Interest Rate Risk

Naturally Hedged

Net Interest Income Sensitivity (Ramped)* Net Income Sensitivity (Ramped)*

+50 bps +0.83% +50 bps +1.39%

+25 bps +0.46% +25 bps +0.77%

-25 bps –0.39% -25 bps -0.66%

-50 bps –2.16% -50 bps -3.92%

Net Interest Income Sensitivity (Shocked)* Net Income Sensitivity (Shocked)*

+200 bps +2.99% +200 bps +5.12%

+100 bps +1.56% +100 bps +2.65%

-100 bps –1.90% -100 bps -3.47%

-200 bps –8.50% -200 bps -15.58%

Static Gap

6 month -3.52% 12 month 1.61%

*12 month forward estimates as of 3/31/05

In Summary

A Compelling Story

Strong market share and a proven acquisition acumen Low risk balance sheet with a prudent growth strategy Diversified banking services with a solid balance of revenues Low exposure to volatile sectors with a fortress balance sheet

Total Shareholder Return

3-Year Period

8% 6% 4% 2% 0%

CHZ S&P 500 Dow Jones Ind Avg

6.63% 2.73% 2.54%

10-Year Period

30% 20% 10% 0%

CHZ S&P 500 Dow Jones Ind Avg

16.36% 10.78% 11.88%

Annual Equivalent

Annual Equivalent

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

Appendix

Reconciliation of non-GAAP measurements to GAAP

YTD Dec 2001 YTD Dec 2002 YTD Dec 2003 YTD Dec 2004 QTD Mar 2004 QTD Mar 2005

Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $17,467 $19,082

Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 491 503

Tangible Net Income (A) $60,426 $64,476 $76,585 $77,127 17,958 $19,585

Average Equity (GAAP) 353,529 394,740 538,217 591,693 586,788 621,276

Average Identified Intangibles 0 9,108 22,493 21741 22,405 20,155

Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (6,392) (5,311)

Average Goodwill 28,147 53,293 187,369 216,519 216,431 216,136

Average Tangible Equity (B) 325,976 334,619 334,118 359,825 354,344 390,296

Return on Average Tangible Equity (A) / (B) 18.54% 19.27% 22.92% 21.43% 20.38% 20.35%

Average Assets (GAAP) 3,871,017 4,551,879 5,777,538 5,895,720 5,792,012 6,060,177

Average Identified Intangibles 0 9,108 22,493 21,741 22,405 20,155

Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (6,392) (5,311)

Average Goodwill 28,147 53,293 187,369 216,519 216,431 216,136

Average Tangible Assets (C) 3,843,464 4,491,759 5,573,439 5,663,852 5,559,568 5,829,197

Return on Average Tangible Assets (A) / (C) 1.57% 1.44% 1.37% 1.36% 1.30% 1.36%